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EXHIBIT 10.68

                                 LEASE AMENDMENT

That certain OFFICE BUILDING LEASE dated June 23, 1988 by and between LAGUNA NIGUEL OFFICE, a California Limited Partnership, as Landlord and OPTIMUMCARE CORPORATION, a Delaware Corporation, as Tenant, is hereby amended as follows:

         1. Lease has been extended for a period of one (1) year. New termination date shall be June 30, 1996.

         2.       Rental rate shall remain the same.

         3. Suite 218 & 219 touch up paint and carpet cleaned, if requested at Landlord's expense.

         4. All other terms and conditions of the original lease shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of June 5, 1995.

LAGUNA NIGUEL OFFICE CENTER,                         OPTIMUMCARE CORPORATION,
a California Limited Partnership                     a Delaware
Corporation

By:      CARL J. GREENWOOD,                          By:    EDWARD JOHNSON,
   ------------------------                                 -------------------
         GENERAL PARTNER                                    PRESIDENT

         (LANDLORD)                                         (TENANT)